EXHIBIT 21 - Subsidiaries of The Registrant

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                                                                         Jurisdiction
                                                                         Where                        Names under which subsidiary
Name of Subsidiary                                                       Organized                    does Business
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
                                                                                                      Galion, Inc.
Galion, Inc.                                                             Delaware                     Valentec Galion
                                                                                                      Valentec Galion, Inc.
                                                                                                      Galion, a Division of Valentec
                                                                                                      International Corporation
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Valentec Systems, Inc.                                                   Delaware                     Valentec Systems, Inc.
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ASCI Holdings Germany (DE), Inc.                                         Delaware
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ASCI Holdings Mexico (DE), Inc.                                          Delaware
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ASCI Holdings UK (DE), Inc.                                              Delaware
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ASCI Holdings Czech (DE), Inc.                                           Delaware
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ASCI Holdings Asia (DE), Inc.                                            Delaware
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ASCI Holdings Poland (DE), Inc.                                          Delaware
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ASCI Holdings Brazil (DE), Inc.                                          Delaware
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Automotive Safety Components International Verwaltungs GmbH              Germany                      Automotive Safety Components
(f/k/a Phoenix Airbag Verwaltungs GmbH)                                                               International Verwaltungs GmbH
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Automotive Safety Components International GmbH & Co. KG                 Germany                      Automotive Safety Components
(f/k/a Phoenix Airbag GmbH & Co. KG)                                                                  International GmbH & Co. KG
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Automotive Safety Components International S.A. de C.V.                  Mexico                       Automotive Safety Components
                                                                                                      International S.A. de C.V.
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                                                                         Jurisdiction
                                                                         Where                        Names under which subsidiary
Name of Subsidiary                                                       Organized                    does Business
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
Automotive Safety Components International Limited                       United Kingdom               Automotive Safety Components
                                                                                                      International Limited
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Automotive Safety Components Asia - Pacific Ltd.                         China                        Automotive Safety Components
                                                                                                      Asia - Pacific Ltd.
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Automotive Safety Components International, s.r.o.                       Czech Republic               Automotive Safety Components
                                                                                                      International, s.r.o.
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                                                                                                      Automotive Safety Components
Automotive Safety Components International, Inc.                         Delaware                     International, Inc.
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Valentec International Corporation, LLC                                  Delaware                     Valentec International
                                                                                                      Corporation, LLC

                                                                                                      Valentec International
                                                                                                      Corporation

                                                                                                      Valentec Wells

                                                                                                      Zummo Performance Products

                                                                                                      Silent but Deadly Muffler

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Safety Components Fabric Technologies, Inc.                              Delaware                     Safety Components Fabric
                                                                                                      Technologies, Inc.
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CSSC, Inc. (formerly known as Champion Sales and Service                 Arizona
  Company)
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Duchi & Associates, Inc.                                                 California
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VIC Finance, Inc.                                                        Delaware
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Safety Components International Acquisition Corp.                        Delaware
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Automotive Safety Components - Polska Sp.zo.o                            Poland
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